`                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): July 28, 2006

                        Alternative Loan Trust 2006-J5
                        ------------------------------
                      (Exact name of the issuing entity)
                     Commission File Number of the issuing
                            entity: 333-131630-41

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

        Delaware                                  87-0698307
        --------                                  ----------
   (State or Other Jurisdiction                 (I.R.S. Employer
   of Incorporation of the depositor)  Identification No. of the depositor)

4500 Park Granada
Calabasas, California                          91302
---------------------                        ---------
(Address of Principal                        (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-  12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
---------     ------------

Item 8.01     Other Events.
              ------------

On July 28, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-J5. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On July 14, 2006, CHL entered into an interest rate corridor contract (a "Corridor Contract"), as evidenced by a confirmation (a "Confirmation"), dated July 27, 2006, between CHL and Bear Stearns Financial Products Inc. (the "Counterparty"). Such Confirmation is annexed hereto as Exhibit 99.2.

On July 21, 2006, CHL entered into an interest rate corridor contract (a "Corridor Contract"), as evidenced by a confirmation (a "Confirmation"), dated July 27, 2006, between CHL and the Counterparty. Such Confirmation is annexed hereto as Exhibit 99.3.

On July 28, 2006, CHL entered into an Assignment Agreement (the "Assignment Agreement"), dated as of July 28, 2006, among CHL, The Bank of New York, as trustee for the Supplemental Interest Trust for Alternative Loan Trust 2006-J5 (in such capacity, the "Supplemental Interest Trustee") and the Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Corridor Contracts to the Supplemental Interest Trustee. The Assignment Agreement is annexed hereto as Exhibit 99.4.

On January 30, 2006, the Company entered into an Item 1115 agreement (the "Item 1115 Agreement"), dated as of January 30, 2006, among the Company, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.5.



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




Section 9     Financial Statements and Exhibits
---------     ---------------------------------

Item 9.01     Financial Statements and Exhibits.
              ---------------------------------

(a)    Financial statements of businesses acquired.
       -------------------------------------------

         Not applicable.

(b)    Pro forma financial information.
       -------------------------------

         Not applicable.

(c)    Shell Company Transactions.
       --------------------------

(d)    Exhibits.
       ---------

Exhibit No.       Description
-----------

99.1 The Pooling and Servicing Agreement, dated as of July 1, 2006, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2   A Confirmation, dated July 27, 2006, between CHL and the Counterparty.

99.3   A Confirmation, dated July 27, 2006, between CHL and the Counterparty.

99.4 The Assignment Agreement, dated as of July 28, 2006, among CHL, the Supplemental Interest Trustee and the Counterparty.

99.5 The Item 1115 Agreement, dated as of January 30, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.


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
     SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWALT, INC.



                                                   By: /s/ Darren Bigby
                                                       ----------------
                                                   Darren Bigby
                                                   Vice President



Dated:  August 9, 2006



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




                                 Exhibit Index
                                 -------------



Exhibit
-------

99.1 The Pooling and Servicing Agreement, dated as of July 1, 2006, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2   A Confirmation, dated July 27, 2006, between CHL and the Counterparty.

99.3   A Confirmation, dated July 27, 2006, between CHL and the Counterparty.

99.4 The Assignment Agreement, dated as of July 28, 2006, among CHL, the Supplemental Interest Trustee and the Counterparty.

99.5 The Item 1115 Agreement, dated as of January 30, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.



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